Supplement dated December 12, 2024
to the Prospectus and Summary Prospectus of the following Fund:
Fund	Prospectus and Summary Prospectus dated
Columbia ETF Trust II
Columbia India Consumer ETF	8/1/2024
Columbia India Consumer ETF (the Fund) is passively managed to invest in Indian consumer companies. The Fund has invested assets through a wholly owned subsidiary (the Subsidiary) located in the Republic of Mauritius (Mauritius), which in turn invested in Indian securities. This structure enabled the Fund to obtain certain benefits under a tax treaty between Mauritius and India. However, such benefits are no longer available and therefore there are no material advantages to the Fund to invest in Indian securities via the Subsidiary. As a result, the Fund no longer holds Indian securities in the Subsidiary. As such, all references and discussions in the Fund’s prospectus relating to the Fund’s Subsidiary and use thereof, including within its Principal Investment Strategies and Principal Risks, as well as the “Mauritius Tax” section, are being removed.
In connection with these changes, the information under the caption "Distribution and Taxes — India Tax" in the "More Information About Columbia India Consumer ETF" section of the Fund's prospectus is hereby revised to add the following:
Prior to November 2024, the Fund invested assets through a wholly owned subsidiary (the Subsidiary) located in the Republic of Mauritius (Mauritius), which in turn invested in Indian securities. This was a structure that enabled the Fund to obtain certain benefits under a tax treaty between Mauritius and India (the Treaty). The Subsidiary elected to be treated as a disregarded entity for United States federal income tax purposes. A disregarded entity is a separate legal entity that is treated as part of its owner for such tax purposes. As a tax resident of Mauritius, the Subsidiary historically obtained benefits under the Treaty. However, such benefits are no longer available and therefore there are no material advantages to the Fund to invest in Indian securities via the Subsidiary.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP279_03_008_(12/24)